UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 28, 2017

LION BIOTECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2017, Lion Biotechnologies, Inc. (the “Company”) entered into a sublease agreement (the “Sublease”) with Teradata US, Inc., which remains subject to the consent of the landlord, pursuant to which the Company agreed to sublease certain office space located adjacent to the Company's headquarters in San Carlos, California.  The Sublease provides for additional space needed to accommodate the recent growth of the Company.  The space consists of approximately 11,449 rentable square feet in the building located at 999 Skyway Landing Road, San Carlos, California 94070.  This additional subleased space will be used by the Company for administrative and other corporate purposes. The term of the Sublease will commence ten days after the landlord consents in writing to the Sublease, and will expire on October 31, 2018.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Sublease, which is filed as Exhibit 10.1, and which is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2017, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2017 and an update on recent developments. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished under this Item 2.02, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	Sublease Agreement, entered into as of April 28, 2017, between Lion Biotechnologies, Inc. and Teradata US, Inc.
99.1	Press Release of Lion Biotechnologies, Inc., dated May 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017	LION BIOTECHNOLOGIES, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer